                                                                    EXHIBIT 10.1


                      TENTH AMENDMENT TO CREDIT AGREEMENT,

                                  AMENDMENT TO
   GUARANTY OF PAYMENT (UK DEBT), GUARANTY OF PAYMENT (CANADIAN DEBT), PLEDGE AGREEMENT, CHARGE OVER SHARES, SECURITY AGREEMENT, ASSIGNMENT OF LIFE INSURANCE
     POLICY AS COLLATERAL, AND COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

                                       AND

     TERMINATION OF CERTAIN GUARANTIES OF PAYMENT OF DEBT, CERTAIN SECURITY
      AGREEMENTS AND CERTAIN COLLATERAL ASSIGNMENT AND SECURITY AGREEMENTS


         This Agreement ("Agreement") is effective as of the 12th day of December, 2001, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Canadian Lighting Systems Holding, Incorporated), a corporation organized under the laws of the Province of Nova Scotia ("Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrower, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as the same has been amended from time to time (the "Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to further amend the Credit Agreement to modify certain provisions to secure the obligations of the U.S. Borrower pursuant to the Parent Guaranty of Payment dated May 21, 1999 relating to the UK Debt (as defined in such Parent Guaranty of Payment) (the "UK Guaranty") and the Parent Guaranty of Payment dated May 21, 1999 relating to the Canadian Debt (as defined in such Parent Guaranty of Payment) (the "Canadian Guaranty"); and

         WHEREAS, certain Borrowers, Agent and the Banks are parties to certain Loan Documents (as defined in the Credit Agreement);

         WHEREAS, Borrowers, Agent and the Banks desire to amend certain of the Loan Documents to provide security for the obligations of the U.S. Borrower pursuant to the UK Guaranty and the Canadian Guaranty;

         WHEREAS, U.S. Borrower desires to sell, directly or indirectly, the stock of Ruud Lighting Inc. ("Ruud Lighting") and Kramer Lighting Inc. ("Kramer Lighting"), both U.S.

Guarantors, and Brumann S.r.l. and Advanced Lighting Technology S.r.l. (collectively, the "Subsidiaries to be Sold") pursuant to a certain Stock Redemption and Purchase Agreement dated November 14, 2001 among U.S. Borrower, Ruud Lighting, Alan J. Ruud, Susan Ruud, Theodore O. Sokoly, Christopher A. Ruud and Cynthia A. Johnson, as amended (the "Purchase Agreement");

         WHEREAS, U.K. Borrower seeks to close a certain facility located in England and transfer certain assets located at that facility to the Company's operations in India (the "UK Asset Transfer"); and

         WHEREAS, the Banks are willing to permit the sale of the Subsidiaries to be Sold and the UK Asset Transfer so long as Borrowers prepay a portion of the Indebtedness and agree to the other terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is amended as follows:

                  (a) Article I of the Credit Agreement is hereby amended to delete the definition of "Applicable Margin" in its entirety and insert in lieu thereof the following:

         "'Applicable Margin' shall mean the number of basis points (depending on whether the applicable Loan is a Revolving Loan or a Term Loan) set forth in the following matrix based on the result of the computation of the Fixed Charge Coverage Ratio for the most recently completed rolling twelve (12) month period, to be adjusted on a quarterly basis effective as of the first day of the quarter for which the adjustment is applicable:


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Fixed Charge Coverage     Applicable Basis       Applicable Basis        Applicable Basis       Applicable Basis
Ratio                     Points for Revolving   Points for Revolving    Points for Term Loan   Points for Term Loan
                          Loan Base Rate Loans   Loan Eurodollar Loans   Base Rate Loans        Eurodollar Loans
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
greater than or
equal to 1.00 to 1.00               0                     275                      0                     325
      but
less than 1.15 to 1.00
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
greater than or
equal to 1.15 to 1.00               0                     250                      0                     300
      but
less than 1.25 to 1.00
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
greater than or
equal to 1.25 to 1.00               0                     225                      0                     275
      but
less than 1.50 to 1.00
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
greater than or
equal to 1.50 to 1.00               0                     175                      0                     225
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Notwithstanding the foregoing, the Applicable Margin prior to and on March 31, 2002, shall be zero (0) basis points for Revolving Loan Base Rate Loans and Term Loan Base Rate Loans, 275 basis points for Revolving Loan Eurodollar Loans and 325 basis points for Term Loan Eurodollar Loans.

                  (b) Article I of the Credit Agreement is hereby amended to delete clause (c) of the definition of "Cash Flow" and insert in lieu thereof the following: "(c) non-cash charges (other than depreciation and amortization) accounted for prior to September 30, 2001 that were deducted in determining Consolidated Net Income for such period (but, commencing with the period ending December 31, 2001, not including allowances for doubtful accounts and unpaid accruals), minus".

                  (c) Article I of the Credit Agreement is hereby amended to insert the word "Eurocurrency" in the definition of "Eurodollar Rate" in front of "Reserve Percentage" at the end of clause (b) at the end of the first sentence.


                  (d) Article I of the Credit Agreement is hereby amended to delete the definition of "Maximum Revolving Credit Commitment Amount" in its entirety and insert in lieu thereof the following:

                  "'Maximum Revolving Credit Commitment Amount' shall mean Twenty Five Million Dollars ($25,000,000), or such lesser amounts as shall be determined pursuant to Section 2.8 hereof."

                  (e) Article I of the Credit Agreement is hereby amended to delete the definition of "Maximum Term Loan Commitment Amount" in its entirety and insert in lieu thereof the following:

                  "'Maximum Term Loan Commitment Amount' shall mean Thirteen Million Dollars ($13,000,000)."

                  (f) Article I of the Credit Agreement is hereby amended to delete the definition of "Total Commitment Amount" in its entirety and insert in lieu thereof the following:

                  "'Total Commitment Amount' shall mean the principal amount of Thirty Eight Million Dollars ($38,000,000), or such lesser amounts as shall be determined pursuant to Section 2.8 hereof."

                  (g) Article I of the Credit Agreement is hereby amended to delete the amount set forth in clause (b)(ii) of the definition of "U.S. Borrowing Base" and insert in lieu thereof the amount of "Ten Million Dollars ($10,000,000)".

                  (h) Article I of the Credit Agreement is hereby amended to delete the amount set forth in clause (b)(ii) of the definition "U.K. Borrowing Base" and insert in lieu thereof the amount of "Three Million Five Hundred Thousand Dollars ($3,500,000)."

                  (i) Article I of the Credit Agreement is hereby amended to delete the amount set forth in clause (b)(ii) of the definition "Canadian Borrowing Base" and insert in lieu thereof the amount of "Two Million Dollars ($2,000,000)."

                  (j) Subsection 4 of Section 2.1A of the Credit Agreement is hereby amended to insert the abbreviation "U.S." in front of "Letter of Credit Commitment" in clause (a) of the second sentence.

                  (k) The Credit Agreement is hereby amended to delete Section
5.7 thereof in its entirety and insert in lieu thereof the following:

         "SECTION 5.7. FIXED CHARGE COVERAGE RATIO; MINIMUM EXCESS AVAILABILITY.
(a) U.S. Borrower shall not suffer or permit at any time the Fixed Charge Coverage Ratio, based upon the Consolidated financial statements of U.S. Borrower for the most recently completed four (4) fiscal quarters (except as otherwise specified in (i), (ii) and (iii) hereof), to be: for the fiscal quarter ending September 30, 1999, .75 to 1.00 (only for the quarter ending September 30, 1999); (ii) for the six (6) months ending December 31, 1999, .85 to 1.00; (iii) for the nine (9) months ending March 31, 2000, .90 to 1.00; (iv) for each fiscal quarter ending June 30, 2000 through September 31, 2001, 1.00 to 1.00; (v) for the period ending December 31, 2001, .85:1.0; (vi) for the period ending March 31, 2002, .90 to 1.00; and (vii) for each period ending June 30, 2002 (on a rolling four quarter basis) and thereafter, 1.00 to 1.00. Notwithstanding the foregoing, with respect to the calculation of the Fixed Charge Coverage Ratio (i) for the twelve months ending March 31, 2002, the principal payment for the retirement of the Rohm and Haas note will be included in such calculation and (ii) net proceeds realized from the partial or total sales of U.S. Borrower's investment in Fiberstars will be included in such calculation for the twelve months ending March 31, 2002 and for subsequent measurement dates.

         (b) The Total Unused Credit Availability shall be at least (i) Ten Million Dollars ($10,000,000) at all times from the Closing Date through September 29, 1999, (ii) Fifteen Million Dollars ($15,000,000) from September 30, 1999 through February 29, 2000, (iii) Ten Million Dollars ($10,000,000) from March 1, 2000 through May 7, 2000, and (iv) Three Million Dollars ($3,000,000) at all times from the Closing Date (as that term is defined in the Stock Redemption and Purchase Agreement dated November 14, 2001, as amended, among U.S. Borrower, Ruud Lighting Inc., Alan J. Ruud, Susan Ruud, Theodore O. Sokoly, Christopher A. Ruud and Cynthia A. Johnson) through the date Borrower reports the Fixed Charge Coverage Ratio for the twelve-month period ended June 30, 2002."

                  (l) Section 5.8 of the Credit Agreement is hereby amended to insert the following as new paragraph (j) "Indebtedness in the form of leases or other long-term obligations, provided that the outstanding principal balance of the Term Loan is concurrently reduced by the amount of such Indebtedness."

                  (m) Section 5.11 of the Credit Agreement is hereby amended to insert the following as new paragraph (xii): "(xii) certain promissory notes in the aggregate principal amount not to exceed Six Million Dollars ($6,000,000) issued by Ruud Lighting, Inc. and the shareholders thereof in favor of U.S. Borrower."

                  (n) Section 7.14 of the Credit Agreement is hereby deleted in its entirety.

                  (o) Section 10.3 of the Credit Agreement is hereby amended to delete the second sentence thereof and insert in lieu thereof the following:

"Anything herein to the contrary notwithstanding, in the event of such an amendment, modification, termination or waiver of any provision of any Loan Document or consent to any variance therefrom, the effect of which is included in any of items (i) through (vi) below, unanimous consent of the Banks shall be required to (i) increase the Commitment hereunder, (ii) extend the maturity of the Notes, the payment date of principal and interest thereunder, or the payment of facility or other fees or amounts payable hereunder, (iii) reduce the rate of interest on the Notes or any amount of principal or interest due on any Note or any facility or other fees hereunder or change the manner of pro rata application of payments made by Borrowers to the

Banks hereunder, (iv) change any percentage voting requirement, voting rights, or the definition of "Required Banks" in this Agreement, (v) release any Guarantor of Payment or any collateral securing any part of the Debt (other than any such release of collateral pursuant to a Permitted Disposition), or (vi) make any amendment to this Section 10.3 or Section 8.5 hereof."

                  (p) Section 10.15 of the Credit Agreement is hereby amended to delete the last sentence thereof and insert in lieu thereof the following:

         "Notwithstanding the foregoing and in all events (a) the Capital Stock of Parry Power Systems Limited shall be deemed, and is permitted, to be collateral securing the Debt of the U.S. Borrower, and (b) the obligations arising under the Parent Guaranty of Payment executed by the U.S. Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the UK Debt (as defined in said Parent Guaranty of Debt) and the obligations arising under the Parent Guaranty of Payment executed by the U.S. Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the Canadian Debt (as defined in said Parent Guaranty of Debt) are each secured by the collateral described therein."

                  (q) Schedule 1 to the Credit Agreement is hereby amended to delete such Schedule in its entirety and in lieu thereof insert the Schedule attached hereto as Schedule 1.

                  (r) Schedule 2 to the Credit Agreement is hereby amended to delete such Schedule in its entirety and in lieu thereof insert the Schedule attached hereto as Schedule 2.

                  (s) Exhibit A to the Credit Agreement is hereby amended to delete such Exhibit in its entirety and in lieu thereof insert the Exhibit attached hereto as Exhibit A.

                  (t) Exhibit B to the Credit Agreement is hereby amended to delete such Exhibit in its entirety and in lieu thereof insert the Exhibit attached hereto as Exhibit B.

                  (u) Exhibit C to the Credit Agreement is hereby amended to delete such Exhibit in its entirety and in lieu thereof insert the Exhibit attached hereto as Exhibit C.

                  (v) Exhibit D to the Credit Agreement is hereby amended to delete such Exhibit in its entirety and in lieu thereof insert the Exhibit attached hereto as Exhibit D.

         2. UK GUARANTY AMENDMENT. Section 13 of the UK Guaranty is hereby amended to delete Section 13 thereof in its entirety and insert in lieu thereof the following:

         "13. SECURED. This Parent Guaranty of Payment is secured by certain assets of Borrower pursuant to the terms of (a) the Security Agreement executed by Borrower in favor of Agent, dated May 21, 1999, as amended, (b) the Pledge Agreement executed by Borrower in favor of Agent, dated May 21, 1999, as amended, (c) the Collateral Assignment and Security Agreement by and between Borrower and Agent dated May 21, 1999, as amended and (d) the Assignment of Life Insurance Policy as Collateral executed by Borrower and Wayne R. Hellman in favor as Agent dated May 21, 1999, as amended."

         3. CANADIAN GUARANTY AMENDMENT. Section 13 of the Canadian Guaranty is hereby amended to delete Section 13 thereof in its entirety and insert in lieu thereof the following:

         "13. SECURED. This Parent Guaranty of Payment is secured by certain assets of Borrower pursuant to the terms of (a) the Security Agreement executed by Borrower in favor of Agent, dated May 21, 1999, as amended, (b) the Pledge Agreement executed by Borrower in favor of Agent, dated May 21, 1999, as amended, (c) the Collateral Assignment and Security Agreement by and between Borrower and Agent dated May 21, 1999, as amended and (d) the Assignment of Life Insurance Policy as Collateral executed by Borrower and Wayne R. Hellman in favor as Agent dated May 21, 1999, as amended."

         4. PLEDGE AGREEMENT AMENDMENT. Section 1.2 of the Pledge Agreement executed by Borrower in favor of Agent, dated May 21, 1999 (the "Pledge Agreement"), is hereby amended to add at the end of the parenthetical in clause
(b) the following:

", but including the indebtedness arising under the Parent Guaranty of Payment executed by Borrower in favor of the Banks dated May 21, 1999, as amended relating to the UK Debt (as defined in said Parent Guaranty of Payment) and the indebtedness arising under the Parent Guaranty of Payment executed by the Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the Canadian Debt (as defined in said Parent Guaranty of Payment)"

         5. CHARGE OVER SHARES AMENDMENT. The definition of "Mortgagor's Obligations" in Section 1 of the Charge Over Shares executed by U.S. Borrower in favor of Agent, dated May 21, 1999 (the "Charge"), is hereby amended to add at the end of the second parenthetical in clause (1) the following:

", but including the indebtedness arising under the Parent Guaranty of Payment executed by Borrower in favor of the Banks dated May 21, 1999, as amended relating to the UK Debt (as defined in said Parent Guaranty of Payment) and the indebtedness arising under the Parent Guaranty of Payment executed by the Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the Canadian Debt (as defined in said Parent Guaranty of Payment)"

         6. SECURITY AGREEMENT AMENDMENT. The definition of "Debt" in Section 2 of the Security Agreement executed by U.S. Borrower in favor of Agent, dated May 21, 1999 (the "Security Agreement"), is hereby amended to add at the end of clause (b) the following:

", but including the indebtedness arising under the Parent Guaranty of Payment executed by Borrower in favor of the Banks dated May 21, 1999, as amended relating to the UK Debt (as defined in said Parent Guaranty of Payment) and the indebtedness arising under the Parent Guaranty of Payment executed by the Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the Canadian Debt (as defined in said Parent Guaranty of Payment)"

         7. ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL AMENDMENT. Section E of the Assignment of Life Insurance Policy as Collateral executed by U.S. Borrower in favor of Agent, dated May 21, 1999 (the "Assignment of Life Insurance"), is hereby amended to add at the end of the parenthetical in clause
(b) the following:

", but including the indebtedness arising under the Parent Guaranty of Payment executed by Borrower in favor of the Banks dated May 21, 1999, as amended relating to the UK Debt (as defined in said Parent Guaranty of Payment) and the indebtedness arising under the Parent Guaranty of Payment executed by the Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the Canadian Debt (as defined in said Parent Guaranty of Payment)"

         8. COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT AMENDMENT. Section 2 of the Collateral Assignment and Security Agreement executed by U.S. Borrower in favor of Agent, dated May 21, 1999 (the "Collateral Assignment"), is hereby amended to delete clause (b) in its entirety and insert in lieu thereof the following:

         "(b) all other indebtedness now owing or hereafter incurred by Borrower to Agent or any Bank pursuant to the Credit Agreement (other than indebtedness arising from the Canadian Revolving Loans, as defined in the Credit Agreement, the Canadian Letters of Credit, as defined in the Credit Agreement, the UK Revolving Loans, as defined in the Credit Agreement, or the UK Letters of Credit and indebtedness under any Guaranty of Payment, as defined in the Credit Agreement, but including the indebtedness arising under the Parent Guaranty of Payment executed by Borrower in favor of the Banks dated May 21, 1999, as amended relating to the UK Debt (as defined in said Parent Guaranty of Payment) and the indebtedness arising under the Parent Guaranty of Payment executed by the Borrower in favor of the Agent dated May 21, 1999, as amended, relating to the Canadian Debt (as defined in said Parent Guaranty of Payment) and any Note, hereinafter defined, executed in connection therewith"

         9. TERMINATION OF GUARANTIES OF PAYMENT OF DEBT. The Guaranty of Payment of Debt by Ruud Lighting in favor of the Banks dated May 21, 1999 and the Guaranty of Payment of Debt by Kramer Lighting in favor of the Banks dated May 21, 1999 are hereby terminated.

         10. TERMINATION OF SECURITY AGREEMENTS. The Security Agreement by Ruud Lighting in favor the Banks dated May 21, 1999 and the Security Agreement by Kramer Lighting in favor of the Banks dated May 21, 1999 are hereby terminated and the collateral secured thereunder is hereby released.

         11. TERMINATION OF COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT. The Collateral Assignment and Security Agreement between Ruud Lighting and Agent, on behalf of the Banks, dated May 21, 1999 and the Collateral Assignment and Security Agreement between Kramer Lighting and Agent, on behalf of the Banks, dated May 21, 1999 are hereby terminated and the collateral assigned to Agent thereby is hereby assigned back to Ruud Lighting and Kramer Lighting, as applicable, and released. Agent agrees to take such steps and execute such instruments as reasonably requested by U.S. Borrower in order to effect such assignment and release.

         12. LIMITED WAIVER FOR SALE OF SUBSIDIARIES TO BE SOLD. Subject to the satisfaction of the conditions precedent set forth in Section 14 of this Agreement, the Banks hereby waive the restrictions contained in Section 5.12 of the Credit Agreement, solely as they relate to the consummation of the sale of the Subsidiaries to be Sold.

         13. LIMITED WAIVER FOR TRANSFER OF CLOSING U.K. FACILITY ASSETS. Subject to the satisfaction of the conditions precedent set forth in Section 14 of this Agreement, the Banks hereby waive the restrictions contained in Section
5.12 of the Credit Agreement and Section 3.2.1 of the Debenture between Parry Power Systems Limited and Agent on behalf of the Banks dated May 21, 1999, solely as they relate to the UK Asset Transfer; provided that (a) the appraised orderly liquidation value (or, if such value is unavailable, the net book value) of the assets to be transferred pursuant to the UK Asset Transfer does not exceed $1,250,000 in the aggregate.

         14. CLOSING CONDITIONS. The obligation of the Banks to enter into and perform this Agreement is subject to each of the following conditions:

                  (a) Each of the parties hereto other than Agent and the Banks have delivered to Agent or its counsel duly executed counterparts of this Agreement;

                  (b) U.S. Borrower shall have executed and delivered to each Bank its Revolving Credit Note and its Term Note, each in the form attached hereto as Exhibit A or D, as applicable, Canadian Borrowers shall have executed and delivered to each Bank its Canadian Revolving Credit Note in the form attached hereto as Exhibit B, and UK Borrowers shall have executed and delivered to each Bank its UK Revolving Credit Note in the form attached hereto as Exhibit C.

                  (c) Agent and each of the Banks shall have received opinions of counsel for each Borrower and Guarantor of Payment, in form and substance satisfactory to Agent and the Banks.

                  (d) The representations and warranties contained in this Agreement shall be true and correct in all respects and no Unmatured Event of Default or Event of Default exists under the Credit Agreement or Related Documents;

                  (e) The Purchase Agreement in form and substance satisfactory to Agent and the Banks shall have been executed and delivered by all parties thereto and the purchase price consisting of not less than $43,000,000 (which amount may include $9,000,000 of indebtedness of Borrowers assumed by the purchasers under the Purchase Agreement) (subject to adjustment as provided therein), at least $28,000,000 of which is in cash (subject to adjustment as provided therein), shall have been paid to U.S. Borrower thereunder;

                  (f) Borrowers shall have prepaid principal on the Loans such that the amounts outstanding immediately after such payment shall be in compliance with the Credit Agreement as amended by this Agreement.

                  (g) Borrower shall have paid a recommitment fee to Agent for the benefit of the Banks in the amount of $190,000 and paid all legal fees and expenses of Agent in connection with the preparation and negotiation of this Agreement;

                  (h) Borrowers shall have delivered a certified copy of the Articles of Incorporation and a good standing certificate issued by the State of Ohio for U.S. Borrower and, upon the request by Agent, each other Borrower and Guarantor of Payment;

                  (i) There has been no material adverse change in the condition, financial or otherwise, operations, properties, assets or prospects of any Borrower or Guarantor of Payment nor any material threatened or pending litigation or material contingent obligations against or involving such party.

                  (j) Agent and the Banks shall have received evidence that Banks' security interest in all collateral pledged pursuant to the Credit Agreement and all related documents constitutes and, after the effectiveness of this Agreement, will continue to constitute, a perfected first priority security interest in all such collateral.

                  (k) Agent and the Banks shall have received evidence that Borrowers are in compliance with all pertinent federal, state and local laws, statutes and regulations, including without limitation, EPA, OSHA, and ERISA laws, statutes and regulations.

                  (l) Collateral Assignment to Bank by U.S. Borrower of the Redemption Note and the Purchase Notes (each as defined in the Purchase Agreement), which Collateral Assignment shall be acknowledged by the makers of the Redemption Note and Purchase Notes.

         15. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and the Banks that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) the officers executing this Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Agreement constitutes the valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         16. REAFFIRMATION OF CREDIT AGREEMENT. Except as set forth in Schedule A attached hereto, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Except as expressly provided in this Agreement, nothing contained in this Agreement will in any manner waive, supplement, release, modify or limit any obligation of any Borrower or Obligor to comply with each of the terms and conditions of the Credit Agreement or any Loan Document nor any of Agent's or the Banks' rights and privileges with respect thereto.

         17. DOCUMENT REFERENCES. Each reference that is made in the Credit Agreement, the UK Guaranty, the Canadian Guaranty, the Pledge Agreement, the Charge, the Security Agreement, the Assignment of Life Insurance, the Collateral Assignment or in any other writing to such documents shall hereafter be construed as a reference to such document as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement, the UK Guaranty, the Canadian Guaranty, the Pledge Agreement, the Charge, the Security Agreement, the Assignment of Life Insurance and the Collateral Assignment shall remain in full force and effect and be unaffected hereby. This Agreement is a Related Writing as defined in the Credit Agreement. All capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         18. WAIVER AND RELEASE. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         20. GOVERNING LAW. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

         21. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

             Agreed to and accepted this 12th day of December, 2001.

ADVANCED LIGHTING TECHNOLOGIES,             VENTURE LIGHTING POWER
INC.                                        SYSTEMS NORTH AMERICA LTD. (fka
                                            Canadian Lighting Systems Holding,
                                            Incorporated)

By:/s/ Steven C. Potts                      By: /s/ R. Douglas Oulton
   -------------------------------              -------------------------------
   Steven C. Potts,                         Title: V P-Finance&Administration
   Chief Financial Officer

VENTURE LIGHTING EUROPE                     PARRY POWER SYSTEMS LIMITED
LTD.


By:/s/ E. Young                             By: /s/ W. Ian Wilkinson
   -------------------------------              -------------------------------
Title:   Director                                    Title:   Director
      ----------------------------              -------------------------------


NATIONAL CITY COMMERCIAL                    SOVEREIGN BANK
FINANCE, INC.

By:/s/ Dennis G. Hatvany                    By: /s/ Michelle A. Walcoff
   -------------------------------              -------------------------------
Title: Vice President                       Title: Senior Vice President
      ----------------------------              -------------------------------


PNC BANK, NATIONAL ASSOCIATION,
  as Agent and as a Bank


By: /s/ Richard F. Muse, Jr.
    ------------------------------
Title: Vice President
       ---------------------------

                            GUARANTOR ACKNOWLEDGMENT

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                  ADLT Realty Corp. I, Inc.
                                  ADLT Services, Inc.
                                  APL Engineered Materials, Inc.
                                  Ballastronix (Delaware), Inc.
                                  Lighting Resources International, Inc.
                                  Microsun Technologies, Inc.
                                  Venture Lighting International, Inc.


                                  By: /s/Steven C. Potts
                                      --------------------------------------
                                  Name: Steven C. Potts
                                      --------------------------------------
                                  Title:  Chief Financial Officer
                                        ------------------------------------
                                  of each of the companies listed above

                                  Deposition Sciences, Inc.


                                  By: /s/Steven C. Potts
                                      --------------------------------------
                                  Name: Steven C. Potts
                                      --------------------------------------
                                  Title:Chief Financial Officer
                                        ------------------------------------
                                  signing for each of the companies listed
                                  above by Power of Attorney


                                                    SCHEDULE I

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Canadian
                                                Revolving       Revolving        UK Revolving
                                                  Credit          Credit           Credit           Term Loan
            Financial            Commitment     Commitment      Commitment       Commitment        Commitment
           Institution           Percentage       Amount          Amount           Amount             Amount         Maximum Amount
-----------------------------------------------------------------------------------------------------------------------------------
PNC Bank, National Association      50%       $12,500,000.00   $1,000,000.00     $1,750,000.00     $6,500,000.00    $19,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
National City Commercial Finance,   25%       $6,250,000.00     $500,000.00       $875,000.00      $3,250,000.00     $9,500,000.00
Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bank                      25%       $6,250,000.00     $500,000.00       $875,000.00      $3,250,000.00     $9,500,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Total                              100%       $25,000,000.00   $2,000,000.00     $3,500,000.00    $13,000,000.00    $38,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Revolving Credit                      $25,000,000.00
Commitment Amount
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Term Loan Commitment                                                                      $13,000,000.00
Amount
-----------------------------------------------------------------------------------------------------------------------------------
Total Commitment Amount                                                                                             $38,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                                 U.S. GUARANTORS

Deposition Sciences, Inc., an Ohio corporation
Ballastronix (Delaware), Inc., a Delaware corporation
Microsun Technologies, Inc., an Ohio corporation
Venture Lighting International, Inc., an Ohio corporation
ADLT Realty Corp I, Inc., an Ohio corporation
APL Engineered Materials, Inc., an Illinois corporation
Lighting Resources International, Inc., an Ohio corporation
ADLT Services, Inc., an Ohio corporation